UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 28, 2018 Clean Harbors, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “8-K Report”) reporting the Company’s acquisition on February 23, 2018 of the U.S. Industrial Cleaning Business of Veolia Environmental Services North America LLC (the “Seller”). Such acquisition was through the acquisition by the Company of all of the shares of Veolia ES Industrial Services, Inc. (the “Veolia Business”), a wholly-owned Delaware subsidiary of the Seller.

In accordance with Item 9.01(a) of Form 8-K, the 8-K Report did not include the historical financial statements of the Veolia Business or the related unaudited pro forma condensed combined financial information of the Company (collectively, the “Financial Information”) and instead contained an undertaking to file the Financial Information with the Commission through an amendment to the 8-K Report not later than 71 days after the filing of the 8-K Report. This Amendment is being filed to satisfy the Registrant’s undertaking to file the Financial Information required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the 8-K Report.

Item 9.01        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited Consolidated Financial Statements of Veolia ES Industrial Services, Inc. and Subsidiaries:
Auditors’ Report
Consolidated Balance Sheets as of December 31, 2017 and 2016
Consolidated Statements of Operations for the Years Ended December 31, 2017 and 2016
Consolidated Statements of Changes in Stockholder’s Equity for the Years Ended December 31, 2017 and 2016
Consolidated Statements of Cash Flows for the Years Ended December 31, 2017 and 2016

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements:
Unaudited Pro Forma Condensed Combined Financial Information
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2017
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
23.2	Consent of Independent Auditors
99.1	Audited Consolidated Financial Statements of Veolia ES Industrial Services, Inc. and Subsidiaries
99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

May 4, 2018	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer